Fourth Quarter 2019 Earnings Conference Call January 22, 2020 1

Legal Disclaimers Forward-Looking Statements: This presentation contains statements that are based on management’s beliefs, assumptions, current expectations, estimates, and projections about BOK Financial Corporation, the financial services industry, and the economy generally. These remarks constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “plans”, “projects”, variations of such words, and similar expressions are intended to identify such forward- looking statements. Management judgments relating to, and discussion of the provision and allowance for credit losses involve judgments as to future events and are inherently forward-looking statements. Assessments that BOK Financial’s acquisitions, including its latest acquisition of CoBiz Financial, Inc., and other growth endeavors will be profitable are necessary statements of belief as to the outcome of future events, based in part on information provided by others which BOKF has not independently verified. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expressed, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to, changes in interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and non-traditional competitors, changes in banking regulations, tax laws, prices, levies, and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of December 31, 2019 unless otherwise noted. 2

Steven G. Bradshaw Chief Executive Officer 3

Fourth Quarter Summary Net Income- Annual Net Income- Quarter $142.2 $137.6 $500.8 $445.6 $110.6 $2.00 $1.93 $110.4 $7.03 $108.5 $334.6 $6.63 $5.11 $1.54 $1.56 $1.50 2017 2018 2019 4Q18 1Q19 2Q19 3Q19 4Q19 Net income attributable to shareholders Net income attributable to shareholders Earnings per share - diluted Earnings per share - diluted Noteworthy items impacting FY 2019 Noteworthy items impacting fourth quarter profitability profitability • Energy loans up 11% year-over-year and • Late-quarter paydowns impact loan growth Healthcare up over 8% year-over-year. figures on a period-end basis. • Fees and Commissions up 12% driven by • Personnel expense increased due to severance strong performance in Brokerage & Trading from right-sizing efforts. and Mortgage. • $19 million in loan loss provision. • Diligent expense management. • Net interest income and margin compression due to rate cuts in Q4. 4

Additional Details Quarterly Year over ($bil) Q4 2019 Growth Year Growth Period-end Loans $21.8 (2.4)% 0.4% Average Loans $22.2 (0.8)% 3.0% Period-end Deposits $27.6 5.6% 9.3% Average Deposits $27.1 5.4% 8.0% Fiduciary Assets $52.4 6.1% 16.6% Assets Under Management or in Custody $82.7 2.3% 8.4% • Quarterly loan amounts reflect late quarter payoffs. • Deposit growth shows continued strength with decreasing interest-bearing deposit costs. • Assets under management up as an uptick in both sales and market activity drove asset levels higher for the quarter. • 280,000 shares repurchased in the quarter at an average price of $81.59 per share. 5

Stacy Kymes EVP-Corporate Banking 6

Loan Portfolio Seq. Dec 31, Sept 30, Dec 31, Loan YOY Loan ($mil) 2019 2019 2018 Growth Growth Energy $3,973.4 $4,114.3 $3,590.3 (3.4)% 10.7% Services 3,122.2 3,266.2 3,258.2 (4.4)% (4.2)% Healthcare 3,033.9 3,033.0 2,799.3 --% 8.4% Wholesale/retail 1,760.9 1,848.6 1,621.2 (4.7)% 8.6% Manufacturing 665.4 698.4 730.5 (4.7)% (8.9)% Public Finance 709.9 744.8 804.6 (4.7)% (11.8)% Other 766.0 719.3 832.0 6.5% (7.9)% Total C&I $14,031.7 $14,424.6 $13,636.1 (2.7)% 2.9% Commercial Real Estate 4,433.8 4,626.1 4,764.8 (4.2)% (6.9)% Residential Mortgage 2,084.2 2,117.3 2,230.0 (1.6)% (6.5)% Personal 1,201.4 1,117.4 1,025.8 7.5% 17.1% Total Loans $21,751.0 $22,285.4 $21,656.7 (2.4)% 0.4% • Late-quarter paydowns in Energy and Healthcare the primary drag on overall C&I growth. • General C&I sluggishness due to slowing market confidence of many middle-market clients. 7

Key Credit Quality Metrics Non-accruals Net charge-offs (annualized) to average loans $183.8 $181.0 0.40% $172.5 $163.2 $152.6 0.23% 0.22% 0.19% 0.19% 0.20% 0.14% 0.00% 4Q18 1Q19 2Q19 3Q19 4Q19 4Q18 1Q19 2Q19 3Q19 4Q19 Energy Healthcare CRE Residential and Other • Total non-accrual loans up $8.5 million. • Net charge-offs moved up slightly to 22 basis points. • An increase of $2.8 million in Energy relates to a couple of lingering workout credits – no • Last five quarter average net charge-offs at new issues emerging from portfolio. 19 basis points continues to be well below historic range of 30 to 40 basis points. • Potential problem loans (substandard, accruing) totaled $160 million at 12/31, up • Appropriately reserved with a combined $17.5 million from 9/30. allowance of 0.98%. 8

Steven Nell Chief Financial Officer Financial Overview 9

Net Interest Revenue and Margin ($mil) Q4 2019 Q3 2019 Q2 2019 Q1 2019 Q4 2018 Net interest revenue $270.2 $279.1 $285.4 $278.1 $285.7 Provision for credit losses $19.0 $12.0 $5.0 $8.0 $9.0 NIR after provision $251.2 $267.1 $280.4 $270.1 $276.7 Net interest margin 2.88% 3.01% 3.30% 3.30% 3.40% • Net interest income decreased $8.8 million from the previous quarter. • Net interest margin roll-forward from third quarter to fourth quarter: Net Interest Margin Roll-forward 3Q19 NIM 3.01% Lower accretion in Q4 (0.06) Higher loan fees in Q4 0.03 Effect of noninterest-bearing funding sources and other (0.09) Asset/liability spread decline (0.01) 4Q19 NIM 2.88% • Earning asset spread decline (excluding accretion and fees) of 29 basis points was effectively offset by a 28 basis point decline in funding costs. 10

Fees and Commissions Revenue, $mil Growth: Quarterly, Quarterly, Year over Trailing 12 Q4 2019 Sequential Year Months Brokerage and Trading $43.8 —% 56.0% 10.9% Transaction Card 22.5 2.4% 9.1% 2.2% Fiduciary and Asset Management 45.0 3.2% 3.1% (0.8)% Deposit Service Charges and Fees 27.3 (5.2)% (7.0)% (1.8)% Mortgage Banking 25.4 (15.9)% 16.1% 3.4% Other Revenue 15.3 (13.3)% (6.8)% (1.9)% Total Fees and Commissions $179.4 (3.6)% 12.1% 2.8% • Brokerage and Trading: Up significantly in 2019, though lower customer hedging revenues and loan syndication fees offset growth in trading revenue for the quarter. • Fiduciary and Asset Management: Up largely due to favorable equity markets and strong sales activity. • Mortgage Banking: Industry seasonality impacted volumes this quarter. • Other Revenue: Down largely due to a decrease in repossessed asset revenue. 11

Expenses %Incr. %Incr. ($mil) Q4 2019 Q3 2019 Q4 2018 Seq. YoY Personnel expense $168.4 $162.6 $160.7 3.6% 4.8% Non-personnel expense $120.4 $116.7 $123.9 3.1% (2.9)% Total operating expense $288.8 $279.3 $284.6 3.4% 1.5% Efficiency Ratio 63.65% 59.31% 63.25% • Personnel expense up $5.8 million largely due to increases in incentive-based compensation and increased severance due to right-sizing efforts. • Non-personnel expense up primarily due to annual $2 million charitable contribution to the BOKF Foundation. • Efficiency ratio moves back above 60% due to pressures on net interest revenue. 12

Forecast and Assumptions • Average securities balances remain comparable to current levels as we manage to a relatively neutral interest rate risk position. • Average loan growth around three to four percent, with lower growth in Energy compared to 2019. • Average deposits are expected to cover loan growth for the year. • Net interest revenue expected to remain relatively flat compared to 2019 given overall lower interest rates for the year. • Stable NIM from the current level, with a bias toward slight improvement if overall interest rate environment remains flat. • Fee revenues grow mid-single digits, with continued growth in Brokerage & Trading and assets under management in Wealth. • Efficiency ratio slightly above 60% as fee revenues grow faster than net interest revenue. • Day 2 CECL provision levels will provide for loan growth and will be influenced by changing economic outlooks. We are not expecting any meaningful changes in the historical loss rates during 2020 that drive our models. • Tax rate approximately 21% of pre-tax income. • We will continue to provide sufficient capital for loan and balance sheet growth, a competitive dividend payment, and a modest level of opportunistic share repurchases. Capital ratios are expected to improve slightly over the course of 2020. 13

Steven G. Bradshaw Chief Executive Officer Closing Remarks 14

Question and Answer Session 15